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                                                                    Exhibit 23.5


                  Consent of Shaw, Pittman, Potts & Trowbridge
                  --------------------------------------------

      We hereby consent to the filing of our tax opinion dated November 10, 1997 as an exhibit to the Registration Statement on Form S-4 of American Real Estate Investment Corporation.


                                          Shaw, Pittman, Potts & Trowbridge


November 10, 1997